Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

AND LIMITED CONSENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT (this “Amendment”) dated as of November 4, 2013 to the Credit Agreement referred to below is among PIKE ELECTRIC CORPORATION, a Delaware corporation (the “Existing Borrower”), PIKE CORPORATION, a North Carolina corporation (the “New Borrower”), the GUARANTORS from time to time parties to the Credit Agreement referred to below (the “Guarantors”), the LENDERS from time to time parties to the Credit Agreement referred to below (the “Lenders”), and REGIONS BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, a $275,000,000 revolving credit facility has been established in favor of the Existing Borrower pursuant to the Credit Agreement dated as of August 24, 2011 (as amended, modified and supplemented from time to time, the “Credit Agreement”) among the Existing Borrower, the Guarantors, the Lenders and the Administrative Agent;

WHEREAS, the Existing Borrower, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), intends to merge with and into the New Borrower and the New Borrower shall be the surviving corporation (the “Merger”); and

WHEREAS, the Existing Borrower has requested the consent of Required Lenders to the Merger notwithstanding the limitations of Section 8.2 of the Credit Agreement and the Required Lenders have agreed to grant their consent to the Merger subject to the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Amendments to the Credit Documents.

(a) Upon the effectiveness of the Merger, effective immediately and automatically, without further notice or documentation, the Credit Documents shall be amended hereby such that all references to (i) the Existing Borrower, and all rights and obligations of the Existing Borrower, shall be references to, and rights and obligations of, the New Borrower and (ii) the Credit Parties shall include, without limitation, the New Borrower.

(b) The Credit Agreement is hereby amended by inserting the following new definitions in Section 1.1 of the Credit Agreement as appropriate to maintain the definitions in alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Hedging Obligation” means, with respect to any Guarantor, any Hedging Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Hedging Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Hedging Obligation. If a Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, or (d) a person or entity resident in or determined to be resident in a country, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.

(c) The definition of “Obligations” in Section 1.1 of the Credit Agreement is hereby amended by deleting the word “and” between clauses (x) and (y) and inserting immediately prior to the period at the end of the definition the following phrase: “, and (z) Obligations shall not include Excluded Hedging Obligations”.

(d) The Credit Agreement is hereby amended by inserting a new Section 6.21 to read in its entirety as follows:

Section 6.21 OFAC. None of the Credit Parties or their Subsidiaries or their respective Affiliates is in violation of and shall not violate any of the country or list based economic and trade sanctions administered and enforced by OFAC that are described or referenced at http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time. None of the Credit Parties or their Subsidiaries or their respective Affiliates (i) is a Sanctioned Person or a Sanctioned Entity, (ii) has a more than ten percent (10%) of its assets located in Sanctioned Entities, or (iii) derives more than ten percent (10%) of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. The proceeds of any Loan will not be used and have not been used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Entity.

3. Limited Consent. Upon the effectiveness of this Amendment, notwithstanding the provisions of Section 8.2 of the Credit Agreement, the Required Lenders hereby consent to the Merger (the “Consent”). The Consent is limited precisely as written and relates solely to the provisions of Section 8.2 of the Credit Agreement in the manner and to the extent described herein and nothing in this Amendment shall be deemed to (a) constitute a waiver of compliance by the Existing Borrower, the New Borrower, or any other Credit Party with respect to Section 8.2 (other than the Merger) or any other term, provision or condition of the Credit Agreement or any other Credit Document or (b) prejudice any right or remedy that the Administrative Agent, or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Credit Document.

4. Conditions Precedent. This Amendment shall be effective upon satisfaction of each of the following conditions precedent:

(a) receipt by the Administrative Agent of this Amendment executed by the Existing Borrower, the New Borrower, the Guarantors and the Required Lenders;

(b) receipt by the Administrative Agent of a certificate from an executive officer of the Existing Borrower attaching a copy of the resolutions of the board of directors of the Existing Borrower approving the Merger and the Merger Agreement;

(c) receipt by the Administrative Agent of a certificate from an executive officer of the New Borrower attaching copies of (i) a certificate of existence for the New Borrower issued by the Secretary of State of the State of North Carolina, (ii) the Organizational Documents of the New Borrower, certified, if applicable, by the Secretary of State of the State of North Carolina, (iii) the resolutions of the board of

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directors of the New Borrower approving the Merger and the Merger Agreement and (iv) the executed Merger Agreement;

(d) receipt by the Administrative Agent of (i) search results for Uniform Commercial Code filings in North Carolina for the New Borrower and (ii) evidence of filing of a UCC Financing Statement in the State of North Carolina naming New Borrower as Debtor and Regions Bank, as Collateral Agent, as Secured Party;

(e) receipt by the Administrative Agent of evidence satisfactory to it that the Existing Borrower and the New Borrower have received such shareholder approvals as are required for the effectiveness of the Merger;

(f) receipt by the Administrative Agent of favorable opinions of legal counsel to the New Borrower, in form, scope and substance reasonably satisfactory to the Administrative Agent, and including, among other things, due authorization of the Credit Documents and this Amendment, execution, delivery of this Amendment, and the enforceability of the Credit Documents and this Amendment, and the attachment and perfection of security interests relating thereto;

(g) payment of all fees and expenses related to this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent;

(h) all representations and warranties in Section 7 of this Amendment are true and correct in all material respects; and

(i) receipt by the Administrative Agent of such other documents, instruments and agreements as the Administrative Agent may reasonably request.

5. Post-Merger Covenant. The New Borrower hereby covenants and agrees to deliver to the Administrative Agent, within five (5) Business Days of the effectiveness of the Merger, certified file-stamped copies of (a) the articles of merger filed with the Secretary of State of the State of North Carolina and (b) the certificate of merger filed with the Secretary of State of the State of Delaware.

6. Notice under Credit Agreement. The execution and delivery of this Amendment by the Existing Borrower shall constitute (a) prompt notice to the Administrative Agent of the change of legal name required by Section 8.6 of the Credit Agreement (b) written notice to the Collateral Agent of the Merger and the resulting change of legal name and state of formation required by Section 5(d) of the Security Agreement.

7. Representations and Warranties; No Default.

(a) Each Credit Party represents and warrants that (i) the representations and warranties set forth in the Credit Documents are true and correct in all material respects on and as of the date hereof and shall be upon the effectiveness of the Merger, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date, and (ii) no Default or Event of Default exists immediately before or immediately after giving effect to this Amendment or the effectiveness of the Merger.

(b) Each of the Existing Borrower and the New Borrower represents and warrants that (i) it has the right and power, and has taken all necessary action to authorize the execution and delivery of the Merger Agreement and this Amendment and to perform its obligations under the Merger Agreement, this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms; (ii) the Merger Agreement and this Amendment have been duly executed and delivered by its duly authorized officer and each of the Merger Agreement, this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of it enforceable against it in accordance with the terms of the respective documents, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (B) the

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availability of equitable remedies may be limited by equitable principles of general applicability; (iii) the representations and warranties in Section 6.18 of the Credit Agreement are true and correct in all material respects on and as of the date hereof and shall be upon the effectiveness of the Merger; (iv) it has received all consents, approvals, authorizations, registrations or filings, if any, required to be obtained or made by it in connection with the execution and delivery of the Merger Agreement and the effectiveness of the Merger, including, without limitation, any third-party consents required under existing contracts and other agreements to which Existing Borrower is a party to the extent failure to obtain any such consent could reasonably be expected to result in a Material Adverse Effect; (v) upon effectiveness of the Merger, title to all property of the Existing Borrower will vest in the New Borrower and all liabilities of the Existing Borrower shall be liabilities of the New Borrower pursuant to the Merger Agreement and Section 55-11-06 of the North Carolina Business Corporation Act; and (vi) neither Exiting Borrower nor New Borrower directly owns any United States registered Intellectual Property Asset.

8. Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to this Amendment, (b) affirms all of its obligations under the Credit Documents, and (c) agrees that neither this Amendment nor the effectiveness of the Merger reduces or discharges its obligations under the Credit Documents.

9. Reaffirmation of Security Interests. Each Credit Party (a) affirms that the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (b) agrees that neither this Amendment nor the effectiveness of the Merger shall in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents.

10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

11. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

12. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile, electronic mail or other electronic imaging means shall be effective as an original.

13. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered under seal as of the date first above written.

EXISTING BORROWER:

PIKE ELECTRIC CORPORATION, a Delaware corporation

By:	/s/ J. Eric Pike	(SEAL)
Name: J. Eric Pike
Title: Chairman, Chief Executive Officer & President

NEW BORROWER:

PIKE CORPORATION, a North Carolina corporation

By:	/s/ J. Eric Pike	(SEAL)
Name: J. Eric Pike
Title: Chief Executive Officer & President

GUARANTORS:

PIKE ENTERPRISES, INC., a North Carolina corporation

By:	/s/ J. Eric Pike	(SEAL)
Name: J. Eric Pike
Title: Chief Executive Officer & President

PIKE ELECTRIC, LLC, a North Carolina limited liability company

By:	/s/ James T. Benfield	(SEAL)
Name: James T. Benfield
Title: President

PIKE ENERGY SOLUTIONS, LLC, a North Carolina limited liability company

By:	/s/ John S. Thompson	(SEAL)
Name: John S. Thompson
Title: President

PIKE ENERGY SOLUTIONS, INC., a California corporation

By:	/s/ John S. Thompson	(SEAL)
Name: John S. Thompson
Title: President

Signature Page to First Amendment

KLONDYKE CONSTRUCTION LLC,
an Arizona limited liability company

By:	/s/ Steven M. McClain	(SEAL)
Name: Steven M. McClain
Title: President

ELEMENTAL ENERGY, INC., an Arizona corporation

By:	/s/ Steven M. McClain	(SEAL)
Name: Steven M. McClain
Title: President

PIKE TANZANIA, LLC, a North Carolina limited liability company

By:	/s/ J. Eric Pike	(SEAL)
Name: J. Eric Pike
Title: President

PINE VALLEY POWER, INC., a Utah corporation

By:	/s/ Michael B. Horan	(SEAL)
Name: Michael B. Horan
Title: President

PIKE EQUIPMENT AND SUPPLY COMPANY, LLC, a North Carolina limited liability company

By:	/s/ J. Clifford Edwards	(SEAL)
Name: J. Clifford Edwards
Title: President

SYNERGETIC DESIGN HOLDINGS, INC., a Delaware corporation

By:	/s/ J. Eric Pike	(SEAL)
Name: J. Eric Pike
Title: Chief Executive Officer & President

UC SYNERGETIC, INC., a South Carolina corporation

By:	/s/ John S. Thompson	(SEAL)
Name: John S. Thompson
Title: President

Signature Page to First Amendment

ADMINISTRATIVE AGENT:

REGIONS BANK, in its capacity as the Administrative Agent and the Collateral Agent

By:	/s/ Paul Stephen Phillippi
Name: Paul Stephen Phillippi
Title: Senior Vice President

LENDERS:

REGIONS BANK, in its capacity as a Lender

By:	/s/ Paul Stephen Phillippi
Name: Paul Stephen Phillippi
Title: Senior Vice President

FIRST TENNESSEE BANK, N.A.

By:	/s/ C. Douglas Cross
Name: C. Douglas Cross
Title: SVP

SUNTRUST BANK

By:	/s/ Daniel Laughlin
Name: Daniel Laughlin
Title: Vice President

COMPASS BANK

By:	/s/ W. Brad Davis
Name: W. Brad Davis
Title: SVP

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ R. Alan Proctor
Name: R. Alan Proctor
Title: SVP

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ J. Thomas Johnson, Jr.
Name: J. Thomas Johnson, Jr.
Title: Sr. Vice President

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A.

By:	/s/ Antje B. Focke
Name: Antje B. Focke
Title: Sr. Underwriter

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ted Hawke
Name: Ted Hawke
Title: Senior Vice President

PNC BANK, NA

By:	/s/ Robert L. Spencer
Name: Robert L. Spencer
Title: Senior Vice President

ATLANTIC CAPITAL BANK

By:	/s/ H. Glenn Little
Name: H. Glenn Little
Title: SVP

Signature Page to First Amendment